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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                          reported) - August 20, 1997



                                THE JPM COMPANY
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-27738                    23-1702908
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(State or other jurisdiction          (Commission                (IRS Employer
of incorporation)                     File Number)               Identification
                                                                 Number



      Route 15 North, Lewisburg, Pennsylvania                      17837
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (717) 524-8200
                                                    --------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant
           --------------------------------

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

           Not Applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

           Not Applicable.

Item 5.    Other Events
           ------------

     On August 20, 1997, The JPM Company's ("JPM") (NASDAQ: JPMX) wholly-owned subsidiary, JPM Deutschland GmbH ("JPM Deutschland"), a Federal Republic of Germany corporation incorporated for the purpose of this asset acquisition, acquired certain assets and assumed certain lease contracts of Corma Elektrotechnische Produktions GmbH ("Corma GmbH"), a Federal Republic of Germany corporation, from Corma GmbH and its shareholders pursuant to a Purchase Agreement for Certain Assets by and between JPM Deutschland GmbH and Corma Elektrotechnische Produktions GmbH, Kathrein Beteiligungs and Peter Michael Millard dated July 7, 1997 ("Corma GmbH Agreement"). Corma GmbH shareholders approved the sale of assets on August 12, 1997. Pursuant to the Corma GmbH Agreement, the assets and lease contracts acquired include: equipment and leases therefor; lease contracts for office and plant facilities; the trademark of Corma GmbH; the DIN ISO 9001 certification; customer files, lists and records; and goodwill. JPM paid a total purchase price of DM 1,417,434 German Deutsche Marks (approximately U.S. $763,430) in cash. The purchase price was based on an Appraisal Report prepared by American Appraisals, s.r.o.

     Simultaneously therewith on August 20, 1997, JPM's wholly-owned subsidiary, JPM Czech Republic spol. s.r.o. ("JPM s.r.o."), a Czech Republic corporation incorporated for the purpose of this asset acquisition, acquired certain assets and assumed certain lease contracts from Corma spol. s.r.o. ("Corma s.r.o"), a Czech Republic corporation and wholly-owned subsidiary of Corma GmbH, from Corma s.r.o. and its sole shareholder pursuant to a Purchase Agreement for Certain Assets by and between JPM Czech Republic spol. s.r.o. and Corma spol. s.r.o., Corma Elektrotechnische Produktions GmbH, Kathrein Beteiligungs GmbH and Peter Michael Millard dated July 7, 1997 ("Corma s.r.o. Agreement"). The sole shareholder of Corma s.r.o. approved the sale of assets on August 12, 1997. Pursuant to the Corma s.r.o. Agreement, the assets and lease contracts acquired include: equipment and leases therefor; lease contracts for plant and office facilities; inventory; and customer files, lists and records. JPM paid a total purchase price of DM 1,382,566 German Deutsche Marks (approximately U.S. $744,650) in cash. The purchase price was based on an Appraisal Report prepared by American Appraisals, s.r.o.
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     Corma GmbH and Corma s.r.o. are ISO registered manufacturers of cable assemblies and wire harnesses with principal operations in the Federal Republic of Germany and the Czech Republic, respectively. Corma GmbH and Corma s.r.o. primarily sell to leading original equipment manufacturers ("OEMs") in the computer, networking and telecommunications markets. JPM is a leading independent manufacturer of cable assemblies and wire harnesses for OEMs in the computer, networking and telecommunications sectors of the electronics industry. JPM Deutschland and JPM s.r.o. are manufacturers of cable assemblies and wire harnesses.

Item 6.    Resignations of Registrant's Directors
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           a.  Financial Statements
               --------------------

               Not required.


           b.  Exhibits
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               99(i)  Purchase Agreement for Certain Assets by and between JPM
                      Deutschland GmbH and Corma Elektrotechnische Produktions GmbH, Kathrein Beteiligungs GmbH and Peter Michael Millard.

               99(ii) Purchase Agreement for Certain Assets by and between JPM
                      Czech Republic spol. s.r.o. and Corma spol. s.r.o., Corma Elektrotechnische Produktions GmbH, Kathrein Beteiligungs GmbH and Peter Michael Millard.


Item 8.    Change in Fiscal Year
           ---------------------

           Not Applicable.


Item 9.    Sales of Equity Securities Pursuant to Regulations
           --------------------------------------------------

           Not applicable.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE JPM COMPANY

                                    /s/ James P. Mathias
                                    ---------------------------------------
                                    James P. Mathias, President and Chief
                                    Operating Officer

Date:  September 2, 1997